EX-99.B18B
   EXHIBIT 24(18)(b)
APPENDIX A

(As revised December 18, 1997)

List of Funds and Their Classes


1.   Delaware Group Equity Funds I, Inc.

      Delaware Fund

         Delaware Fund A Class
         Delaware Fund B Class
         Delaware Fund C Class
         Delaware Fund Institutional Class

      Devon Fund

         Devon Fund A Class
         Devon Fund B Class
         Devon Fund C Class
         Devon Fund Institutional Class


2.   Delaware Group Equity Funds II, Inc.

      Decatur Income Fund

         Decatur Income Fund A Class
         Decatur Income Fund B Class
         Decatur Income Fund C Class
         Decatur Income Fund Institutional Class

      Decatur Total Return Fund

         Decatur Total Return Fund A Class
         Decatur Total Return Fund B Class
         Decatur Total Return Fund C Class
         Decatur Total Return Fund Institutional Class

      Blue Chip Fund (Added February 24, 1997)

         Blue Chip Fund A Class
         Blue Chip Fund B Class
         Blue Chip Fund C Class
         Blue Chip Fund Institutional Class

      Quantum Fund (Added February 24, 1997)

         Quantum Fund A Class
         Quantum Fund B Class
         Quantum Fund C Class
         Quantum Fund Institutional Class


3.   Delaware Group Equity Funds III, Inc. (Formerly Trend)

      Trend Fund

         Trend Fund A Class
         Trend Fund B Class
         Trend Fund C Class
         Trend Fund Institutional Class


4.   Delaware Group Equity Funds IV, Inc.

      DelCap Fund

         DelCap Fund A Class
         DelCap Fund B Class
         DelCap Fund C Class
         DelCap Fund Institutional Class

      Capital Appreciation Fund (Added November 29, 1996)

         Capital Appreciation Fund A Class
         Capital Appreciation Fund B Class
         Capital Appreciation Fund C Class
         Capital Appreciation Fund Institutional Class



5.   Delaware Group Equity Funds V, Inc. (Formerly Value)

      Small Cap Value Fund (Formerly Value Fund)

         Small Cap Value Fund A Class
         Small Cap Value Fund B Class
         Small Cap Value Fund C Class
         Small Cap Value Fund Institutional Class

      Retirement Income Fund (Added November 29, 1996)

         Retirement Income Fund A Class
         Retirement Income Fund B Class
         Retirement Income Fund C Class
         Retirement Income Fund Institutional Class

6.   Delaware Group Global & International Funds, Inc.

      International Equity Series

         International Equity Fund A Class
         International Equity Fund B Class
         International Equity Fund C Class
         International Equity Fund Institutional Class

      Global Bond Series

         Global Bond Fund A Class
         Global Bond Fund B Class
         Global Bond Fund C Class
         Global Bond Fund Institutional Class

      Global Assets Series

         Global Assets Fund A Class
         Global Assets Fund B Class
         Global Assets Fund C Class
         Global Assets Fund Institutional Class

      Emerging Markets Series (Added May 1, 1996)

         Emerging Markets Fund A Class
         Emerging Markets Fund B Class
         Emerging Markets Fund C Class
         Emerging Markets Fund Institutional Class


7.   Delaware Group Income Funds, Inc.

      Strategic Income Fund (Added September 30, 1996)

         Strategic Income Fund A Class
         Strategic Income Fund B Class
         Strategic Income Fund C Class
         Strategic Income Fund Institutional Class


8.   Delaware Pooled Trust, Inc.

      The Real Estate Investment Trust Portfolio (added
       October 14, 1997)

         REIT Fund A Class
         REIT Fund B Class
         REIT Fund C Class
         REIT Fund Institutional Class

9.   Delaware Group Foundation Funds (added December 18, 1997)

      Income Portfolio

         Income Fund A Class
         Income Fund B Class
         Income Fund C Class
         Income Fund Institutional Class

      Balanced Portfolio

         Balanced Fund A Class
         Balanced Fund B Class
         Balanced Fund C Class
         Balanced Fund Institutional Class

      Growth Portfolio

         Growth Fund A Class
         Growth Fund B Class
         Growth Fund C Class
         Growth Fund Institutional Class

h:\ateam\fundmisc\18f-3amd.ff




4